UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 14, 2016

Farmers & Merchants Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Ohio	000-14492	34-1469491
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

307 North Defiance Street, Archbold, Ohio	43502
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (419) 446-2501

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))

ITEM 5.07.	Submission of Matters to a Vote of Securities Holders.

The Annual Meeting of Shareholders of Farmers & Merchants Bancorp, Inc. was held April 14, 2016. The Following three matters to be decided by vote were:

1. A proposal to elect eleven (11) directors of the Company.

The following individuals were elected as Directors of the Company to serve until the next annual meeting of stockholders.

	Votes Cast For	Votes Withheld	Broker Non-Vote
Eugene N. Burkholder	2,380,881	26,536	561,619
Steven A. Everhart	2,300,001	107,417	561,619
Darryl N. Faye	2,376,340	31,078	561,619
Jo Ellen Hornish	2,373,501	33,916	561,619
Jack C. Johnson	2,340,442	66,976	561,619
Marcia S. Latta	2,367,881	39,536	561,619
Steven J. Planson	2,372,320	35,098	561,619
Anthony J. Rupp	2,366,411	41,006	561,619
Kevin J. Sauder	2,355,003	52,415	561,619
Paul S. Siebenmorgen	2,358,672	48,745	561,619
Steven J. Wyse	2,355,576	51,842	561,619

2. Increase the number of Authorized Common Shares – To amend the Company’s Articles of Incorporation to increase the number of Common Shares that the Company is authorized to issue from 6,500,000 shares without par value to 10,000,000 shares without par value.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Vote
2,655,430	263,714	49,891	0

3. An advisory vote on the appointment of the independent registered public accounting firm, BKD, LLP.

Votes Cast For	Votes Against	Votes Abstained
2,890,165	41,918	36,954

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

FARMERS & MERCHANTS BANCORP, INC. (Registrant)

Dated: April 18, 2015	/s/ Paul S. Siebenmorgen
Paul S. Siebenmorgen
President & Chief Executive Officer

/s/ Barbara J. Britenriker
Barbara J. Britenriker
Executive Vice President & Chief Financial Officer

SAFE HARBOR STATEMENT

Farmers & Merchants Bancorp, Inc. (the Company) wishes to take advantage of the Safe Harbor provisions included in the Private Securities Litigation Reform Act of 1995. Statements by the Company, including management’s expectations and comments, may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21B of the Securities Act of 1934, as amended. Actual results could vary materially depending on risks and uncertainties inherent in general and local banking conditions, competitive factors specific to markets in which the Company and its subsidiaries operate, future interest rate levels, legislative and regulatory decisions or capital market conditions. The Company assumes no responsibility to update this information. For more details, please refer to the Company’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q.